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                                                                   EXHIBIT 10.54


                          ABM INDUSTRIES INCORPORATED

                             AMENDMENT NO. 1 TO THE

             LONG-TERM SENIOR EXECUTIVE INCENTIVE STOCK OPTION PLAN
                             ADOPTED DECEMBER 1996


     ABM INDUSTRIES INCORPORATED, having established the Long-Term Senior Executive Incentive Stock Option Plan (the "Plan") hereby amends the Plan effective as of March 30, 1999 as follows:

     The name of the Plan shall be "Price-Vested" Performance Stock Option Plan

     IN WITNESS WHEREOF, ABM INDUSTRIES INCORPORATED, by its duly authorized officer, has executed this Amendment No. 1 on the date indicated below.


                                        ABM INDUSTRIES INCORPORATED

                                        By: /s/ LORRAINE P. O'HARA
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                                     TITLE: Assistant Secretary
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                                     DATED: 3/30/99
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